                                                                    EXHIBIT 99.7

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
A.G.R. Electronics, Inc.

    We have audited the accompanying combined balance sheet of A.G.R. Electronics, Inc., and A.G.R. Beepers, Inc. (the Company) as of December 31, 1994, and the related combined statement of operations and accumulated deficit and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of A.G.R. Electronics, Inc. and A.G.R. Beepers, Inc. at December 31, 1994, and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Dallas, Texas
September 9, 1995

                            A.G.R. ELECTRONICS, INC.

                            COMBINED BALANCE SHEETS

                                     ASSETS

                                                                                        DECEMBER 31,    JUNE 30,
                                                                                            1994          1995
                                                                                        ------------  ------------
                                                                                                      (UNAUDITED)
Cash..................................................................................   $   --       $      1,700
Trade accounts receivable.............................................................       95,152        131,361
Inventories...........................................................................        8,749         17,889
                                                                                        ------------  ------------
Total current assets..................................................................      103,901        150,950
Equipment:
  Communications equipment............................................................      698,400        798,598
  Office and other equipment..........................................................      134,782        149,841
                                                                                        ------------  ------------
  Total equipment.....................................................................      833,182        948,439
  Less allowance for depreciation.....................................................     (298,768)      (374,227)
                                                                                        ------------  ------------
  Net equipment.......................................................................      534,414        574,212
Other assets..........................................................................        7,475          7,475
                                                                                        ------------  ------------
Total assets..........................................................................   $  645,790   $    732,637
                                                                                        ------------  ------------
                                                                                        ------------  ------------

                                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Trade payables......................................................................   $  196,802   $    181,929
  Payable to stockholder..............................................................       28,101        --
  Current maturities of long-term debt................................................      127,872        179,084
  Other accrued expenses and liabilities..............................................       37,738         63,975
                                                                                        ------------  ------------
Total current liabilities.............................................................      390,513        424,988
Long-term debt........................................................................      448,911        513,741
Stockholders' deficit:
  Common stock, $5 par value:
    Authorized shares -- 100
    Issued and outstanding shares -- 100..............................................          500            500
  Additional paid in capital..........................................................       34,500         35,000
  Accumulated deficit.................................................................     (228,634)      (241,592)
                                                                                        ------------  ------------
  Total stockholders' deficit.........................................................     (193,634)      (206,092)
                                                                                        ------------  ------------
Total liabilities and stockholders' deficit...........................................   $  645,790   $    732,637
                                                                                        ------------  ------------
                                                                                        ------------  ------------

                            See accompanying notes.

                            A.G.R. ELECTRONICS, INC.
           COMBINED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                                                                       YEAR ENDED     SIX MONTHS
                                                                                      DECEMBER 31,    ENDED JUNE
                                                                                          1994         30, 1995
                                                                                      -------------  -------------
                                                                                                      (UNAUDITED)

Revenue.............................................................................  $   2,499,542  $   1,293,966
Cost of products sold...............................................................        596,406        424,114
                                                                                      -------------  -------------
                                                                                          1,903,136        869,852
Cost of services
  Pager lease and access services...................................................        627,988        136,560
                                                                                      -------------  -------------
                                                                                          1,275,148        733,292
Expenses:
  Selling, general, and administrative..............................................      1,092,012        655,582
  Depreciation......................................................................        125,533         75,362
                                                                                      -------------  -------------
                                                                                          1,217,545        730,944
                                                                                      -------------  -------------
Operating income....................................................................         57,603          2,348
Other income (expense):
Other income........................................................................          3,114         11,380
Interest expense....................................................................        (47,470)       (26,686)
                                                                                      -------------  -------------
                                                                                            (44,356)       (15,306)
Income before income taxes..........................................................         13,247        (12,958)
Income tax expense..................................................................          3,165             --
                                                                                      -------------  -------------
Net income..........................................................................         10,082        (12,958)
Beginning accumulated deficit.......................................................       (238,716)      (228,634)
                                                                                      -------------  -------------
Ending accumulated deficit..........................................................  $    (228,634) $    (241,592)
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                            See accompanying notes.

                            A.G.R. ELECTRONICS, INC.
                       COMBINED STATEMENTS OF CASH FLOWS

                                                                                         YEAR ENDED    SIX MONTHS
                                                                                        DECEMBER 31,   ENDED JUNE
                                                                                            1994        30, 1995
                                                                                        ------------  ------------
                                                                                                      (UNAUDITED)
Operating activities:
  Net Income (loss)...................................................................   $   10,082   $    (12,958)
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation......................................................................      125,533         75,362
    Changes in operating assets and liabilities:
      Trade accounts receivable.......................................................      (59,016)       (36,209)
      Inventories.....................................................................       (8,749)        (9,140)
      Other assets....................................................................       (1,348)       --
      Trade payables..................................................................       32,062        (14,873)
      Other accrued expenses and liabilities..........................................        8,103         26,737
                                                                                        ------------  ------------
Net cash provided by operating activities.............................................      106,667         28,919
Investing activities:
  Purchases of equipment..............................................................     (317,022)      (115,160)
Financing activities:
  Proceeds from payable to stockholder................................................       28,101        --
  Payment on loan payable to shareholder..............................................       --            (28,101)
  Proceeds from long-term debt........................................................      260,768        116,042
  Payments on long-term debt..........................................................      (85,309)       --
                                                                                        ------------  ------------
Net cash provided by financing activities.............................................      203,560         87,941
Net decrease in cash..................................................................       (6,795)         1,700
Cash at beginning of year.............................................................        6,795        --
                                                                                        ------------  ------------
Cash at end of year...................................................................   $   --       $      1,700
                                                                                        ------------  ------------
                                                                                        ------------  ------------
Supplementary disclosures of cash flow information:
  Cash paid during the period for income taxes........................................   $    3,165   $    --
                                                                                        ------------  ------------
                                                                                        ------------  ------------
  Cash paid during the period for interest............................................   $   45,516   $     34,506
                                                                                        ------------  ------------
                                                                                        ------------  ------------

                            See accompanying notes.

                            A.G.R. ELECTRONICS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

NOTE 1. -- ORGANIZATION AND BASIS OF PRESENTATION
    These financial statements combine the financial positions and operations of A.G.R. Electronics, Inc. (Electronics) and A.G.R. Beepers, Inc. (Beepers) (collectively, the Company). The Company sells and leases paging equipment and operates paging systems in Florida. Electronics and Beepers are controlled by the same stockholder. A letter of intent has been signed to sell the Company to ProNet Inc.

NOTE 2. -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    CREDIT CONCENTRATIONS

    The Company's customers are concentrated in southern Florida. No single customer accounted for a significant amount of the Company's sales. The Company reviews a customer's credit history before extending credit and does not require significant collateral. Bad debts are recognized on the specific write-off method.

    INVENTORIES

    Inventories are valued at lower of cost or market. Cost is determined by the first-in-first-out (FIFO) method.

    EQUIPMENT

    Equipment is recorded at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Estimated useful lives range from five to ten years.

    INCOME TAXES

    The liability method is used in accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NOTE 3. -- RELATED PARTY TRANSACTIONS
    The Company receives advances from one of its stockholders on a periodic basis in order to meet short term cash flow requirements. These advances are non-interest bearing and are payable as cash flow requirements permit. At December 31, 1994, the Company owed the stockholder $28,101.

    The Company provides paging transmission services to a company which is partially owned by a stockholder. These services are provided at a price which is comparable to that charged to other customers. The Company recognized revenue of approximately $143,000 from this affiliate in 1994.

NOTE 4. -- LONG TERM DEBT
    Long term debt at December 31, 1994 consists of the following:

Notes payable at rates ranging from 12.5% to 14.0%, due in monthly installments of principal and interest with maturities ranging from
 October 1, 1996 to January 1, 2000; collateralized by communications equipment...............................................................  $ 566,410
Note payable at 9.75% due in monthly installments of principal and
 interest maturing on June 19, 1997......................................     10,373
                                                                           ---------
                                                                             576,783
Less current portion.....................................................    127,872
                                                                           ---------
Long-term debt...........................................................  $ 448,911
                                                                           ---------
                                                                           ---------

                            A.G.R. ELECTRONICS, INC.

                               DECEMBER 31, 1994

NOTE 4. -- LONG TERM DEBT (CONTINUED)
    As of December 31, 1994, scheduled maturities of long term debt are as follows:

1995.....................................................  $ 127,872
1996.....................................................    162,141
1997.....................................................    133,684
1998.....................................................     91,449
1999.....................................................     60,995
Thereafter...............................................        642
                                                           ---------
Total....................................................  $ 576,783
                                                           ---------
                                                           ---------

NOTE 5. -- INCOME TAXES

    The provision for income taxes consists of applicable federal and state taxes. At December 31, 1994, the Company has a net deferred tax asset of $64,000 resulting primarily from temporary differences between the carrying value of property and equipment, accounts payable and deferred revenue. These amounts have been fully offset by a valuation allowance of $64,000 of which $13,000 was provided in the current year.

NOTE 6. -- COMMITMENTS AND CONTINGENCIES
    The Company leases certain equipment, transmission facilities, and office space. Rent expense for the year ended December 31, 1994 totaled $66,000. Future minimum lease commitments under noncancelable operating leases at December 31, 1994 are as follows:

1995.....................................................  $  93,486
1996.....................................................     73,729
1997.....................................................     47,016
1998.....................................................      6,884
1999.....................................................      6,020
                                                           ---------
Total....................................................  $ 277,135
                                                           ---------
                                                           ---------